                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 14, 1999

                              ALEC HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                       333-82361                52-2126573
   (State of Incorporation)            (Commission File          (IRS Employer
                                           Number)               Identification
                                                                    Number)

 510 L. STREET, SUITE 500, ANCHORAGE,                     99501
                ALASKA
   (Address of principal executive                      (Zip Code)
               offices)

       Registrant's telephone number, including area code: (907) 297-3000
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ITEM 5. OTHER EVENTS.

    On October 8, 1999, the registrant issued a press release announcing that it intends to make an initial public offering if its common stock.

    A copy of the press releases is attached as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c) Exhibits. The following exhibits are filed as part of this report:

    99.1  Press release issued by the registrant on October 8, 1999.

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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 1999

                                ALEC HOLDINGS, INC.

                                By   /s/ MICHAEL E. HOLMSTROM
                                     -----------------------------------------
                                     Title: Senior Vice President and Chief
                                            Financial Officer

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                                 EXHIBIT INDEX

  EXHIBIT
  NUMBER                                                   DESCRIPTION
-----------  --------------------------------------------------------------------------------------------------------
      99.1   Press release issued by the registrant on October 8, 1999.

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